UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of principal executive offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2025 Annual Meeting of Stockholders of Zurn Elkay Water Solutions Corporation (the "Company") on May 1, 2025 (the "2025 Annual Meeting"), the Company's stockholders approved the amendment to, and restatement of, the Zurn Elkay Water Solutions Corporation Performance Incentive Plan (the "PIP"). The PIP was amended to increase the number of shares of common stock available for future issuance under the plan by 2,500,000 shares, as described in the Company's Definitive Proxy Statement for the 2025 Annual Meeting (the "Proxy Statement").

The full text of the PIP, as amended and restated, was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on March 13, 2025, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 1, 2025. The Company’s stockholders: (i) elected four directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting to be held in 2028; (ii) approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; (iii) approved the amendment to, and restatement of, the PIP and (v) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Fiscal 2025”). There were 168,795,157 outstanding shares of the Company’s common stock eligible to vote as of March 4, 2025, the record date for the 2025 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the 2028 Annual Meeting as indicated below, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director (2028)	Votes FOR	Votes Withheld	Broker Non-Votes	% of FOR Votes Cast
Mark S. Bartlett	147,180,941	8,697,198	7,246,800	94.4%
Don Butler	146,746,187	9,131,952	7,246,800	94.1%
Timothy J. Jahnke	149,836,387	6,041,752	7,246,800	96.1%
David C. Longren	153,430,375	2,447,764	7,246,800	98.4%
The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Thomas D. Christopoul	2026	Todd A. Adams	2027
Emma M. McTague	2026	George C. Moore	2027
Peggy N. Troy	2026	Rosemary Schooler	2027
The advisory vote regarding the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

	Votes FOR Approval	Votes Against	Abstentions	Broker Non-Votes	% of FOR Votes Cast
Advisory Vote re: Compensation of NEOs	110,199,235	45,632,521	46,383	7,246,800	70.7%
The proposal to approve the amendment to, and restatement of the PIP received the following votes:

	Votes FOR Approval	Votes Against	Abstentions	Broker Non-Votes	% of FOR Votes Cast
Amendment to, and Restatement of, PIP	152,869,910	2,932,311	75,918	7,246,800	98.1%
The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2025 received the following votes:

	Votes FOR Approval	Votes Against	Abstentions	Broker Non-Votes	% of FOR Votes Cast
Ratification of Ernst & Young LLP	159,560,221	3,545,195	19,523	—	97.8%

Item  9.01    Financial Statement and Exhibits.

Exhibit No.	Description

10.1	Zurn Elkay Water Solutions Corporation Performance Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 13, 2025).

104	Cover Page Inline XBRL data embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of May, 2025.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/s/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President, General Counsel and Secretary
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